Exhibit 10.5(c)

CONFIDENTIAL TREATMENT

REQUESTED PURSUANT TO RULE 406

Republic Airways Holdings, Inc.

United Contract No. 165982

February 13, 2004

Gregory P. Kaldahl

Director, United Express

United Air Lines, Inc.

1200 E. Algonquin Road

Elk Grove Township, IL  60007

Fax No.: 847-364-6728

Dear Greg:

I am writing to confirm our agreement that in consideration of United Air Lines, Inc. (“United”) entering into the United Express Agreement dated February 9, 2004 with Republic Airline, Inc. (“Republic”), Republic Airways Holdings, Inc. (“RJET”) agrees that during the term of the United Express Agreement between United and Chautauqua Airlines, Inc. (“Chautauqua”), dated February 13, 2004 (the “Chautauqua Agreement”), RJET shall provide United with [*] as provided herein.  The [*], which shall be [*] during the term of the Chautauqua Agreement, shall be [*] that Chautauqua operates United Express flights during such month.  The [*] to United not later than the 10th day of [*].

Please confirm that the foregoing accurately reflects our agreement by executing and returning to the undersigned a copy of this letter.

Sincerely,

Hal Cooper

Executive VP & Chief Financial Officer

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 406 OF THE SECURITIES ACT OF 1933.  THE OMITTED MATERIALS HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

* Confidential

ACCEPTED & AGREED THIS

13th DAY OF FEBRUARY

UNITED AIR LINES, INC.

Name:
Title: